                                                                                                     Exhibit 32

                                                 CERTIFICATION
                                   Pursuant to 18 United States Code § 1350

         The undersigned hereby certify that the Annual Report on Form 10-K for the fiscal year ended December
31, 2003 of The Phoenix Companies, Inc. (the "Company") filed with the Securities and Exchange Commission on the date hereof fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act
of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                  /s/ Dona D. Young                                       /s/ Michael E. Haylon
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Name:    Dona D. Young                                      Name:    Michael E. Haylon
Title:   Chairman, President &                              Title:   Chief Financial Officer
         Chief Executive Officer
Date:    March 15, 2004                                     Date:    March 15, 2004